UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 21, 2007
CNL HOTELS & RESORTS, INC
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of Incorporation)	0-24097 (Commission File Number)	59-3396369 (I.R.S. Employer Identification No.)
420 South Orange Avenue, Suite 700, Orlando, Florida 32801
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (407) 650-1510
Not Applicable
(Former name or former address, if changed since last year)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On February 21, 2007, CNL Hotels & Resorts, Inc., a Maryland corporation (the “Company”), entered into Amendment No. 1 to the Agreement and Plan of Merger (the “Merger Agreement”), by and among MS Resort Holding LLC, a Delaware limited liability company (“Parent”), MS Resort Acquisition LLC, a Delaware limited liability company and a wholly-owned subsidiary of Parent (“Merger Sub”), MS Resort Purchaser LLC, a Delaware limited liability company and a wholly-owned subsidiary of Parent (“MS Purchaser Sub”), and Ashford Sapphire Acquisition LLC, a Delaware limited liability company (together with Parent, Merger Sub and MS Purchaser Sub, the “Buyer Parties” and such amendment of the Merger Agreement the “Merger Agreement Amendment”). Pursuant to the Merger Agreement Amendment, the Company and the Buyer Parties agreed to implement an enhanced severance and retention bonus program for non-executive employees of the Company. The Company and the Buyer Parties also agreed to certain administrative matters related to exchange procedures under the Merger Agreement and notifications under the Worker Adjustment and Retraining Notification Act.
In connection with the Merger Agreement Amendment, the Company and each of Thomas J. Hutchison, III, John A. Griswold and C. Brian Strickland (collectively, the “Executives”) agreed to amend each of the Executives’ employment agreements and deferred share award grant notices (collectively, the “Executive Agreement Amendments”) to cancel approximately 116,120, 48,780 and 48,780 common shares subject to deferred share awards held by the Executives, respectively, in order to allow the Company to implement the enhanced severance and retention bonus program described above pursuant to the Merger Agreement Amendment, with the executives’ portion of such enhancement in the aggregate amount of approximately $4.4 million. The Buyer Parties consented to the Executive Agreement Amendments pursuant to the Merger Agreement Amendment and the Company updated its representation in the Merger Agreement as to certain employment matters to reflect the Merger Agreement Amendment and Executive Agreement Amendments.
The foregoing description of the Merger Agreement Amendment and Executive Agreement Amendments does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement Amendment and each Executive Agreement Amendment, which are attached as Exhibits 2.1, 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6 to this Current Report on Form 8-K.

Forward-Looking Statements
This Current Report on Form 8-K may contain certain statements that are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements, including, but not limited to, (1) the failure to satisfy conditions to completion of the sale transaction, including receipt of Company stockholder approval; (2) the failure of the Buyer Parties to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the sale transaction; (3) the occurrence of any effect, event, development or change that could give rise to the termination of the Merger Agreement, as amended; (4) the failure of the sale transaction, or any of its components, to close for any other reason; (5) the risks that the sale transaction disrupts current plans and operations, including potential difficulties in employee retention; (6) the amount of the costs, fees, expenses and charges related to the sale transaction; (7) in the event of default by the Buyer Parties, the $300 million guaranty that their affiliates have provided to secure their obligations may not be collectible or adequate to cover our damages or the guarantors may default on their obligations under the guaranty; (8) changes in local and national real estate market conditions and general economic conditions, including extended U.S. military combat operations abroad and the potential for terrorist attacks and the occurrence or perceived likelihood of the occurrence of certain contagious diseases or the pace of recovery of areas affected by hurricanes or other natural disasters or pandemics such as “SARS” or “Bird Flu”, that could affect occupancy rates at our hotel and resort properties and the demand for hotel products and services; (9) the outcome of any legal proceedings that may be instituted against us and others following announcement of the sale transaction; (10) availability of credit enhancements and the ultimate cost of renovations and improvements; (11) the Company’s ability to continue to qualify as a real estate investment trust and to make payments which are necessary, including distributions, to maintain such status; (12) changes in interest rates and financial and capital markets; (13) changes in insurance costs, premiums, available insured limits and amount of related deductibles (including the Company’s ability to secure additional property insurance); (14) legislative or regulatory changes, including changes to laws governing the taxation of real estate investment trusts; and (15) other risks that are set forth in the “Risk Factors,” “Legal Proceedings” and “Management Discussion and Analysis of Results of Operations and Financial Condition” sections of the Company’s filings with the SEC.
Cautionary Statements
In connection with the proposed transactions contemplated by the Merger Agreement (the “Sale Transaction”), the Company filed with the Securities and Exchange Commission (the “SEC”) on February 22, 2007 a definitive proxy statement. THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT FILED WITH THE SEC IN ITS ENTIRETY BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE SALE TRANSACTION. The proxy statement, as it may be amended from time to time, and all other documents filed by the Company with the SEC are available free of charge at the SEC’s website, www.sec.gov, or from CNL Hotels & Resorts, Inc., Investor Relations at CNL Center II at City Commons, 420 South

Orange Avenue, Orlando, Florida 32801, (407) 650-1000. The definitive proxy statement has been mailed to the Company’s stockholders.
The Company and its directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies from the stockholders of the Company in favor of the Sale Transaction. Information about the Company, its directors and its executive officers, and their ownership of the Company’s securities, is set forth in the proxy statement for the 2006 Annual Meeting of Stockholders of the Company, which was filed with the SEC on August 17, 2006 and the proxy statement filed in connection with the Sale Transaction, as it may be amended from time to time.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit
2.1	Amendment No. 1 to the Agreement and Plan of Merger, dated as of February 21, 2007, by and among CNL Hotels & Resorts, Inc., MS Resort Holding LLC, MS Resort Acquisition LLC, MS Resort Purchaser LLC and Ashford Sapphire Acquisition LLC

10.1	Amendment to Employment Agreement, dated as of February 21, 2007, by and among Thomas J. Hutchison, III and CNL Hotels & Resorts, Inc.

10.2	Amendment to Employment Agreement, dated as of February 21, 2007, by and among John A. Griswold and CNL Hotels & Resorts, Inc.

10.3	Amendment to Employment Agreement, dated as of February 21, 2007, by and among C. Brian Strickland and CNL Hotels & Resorts, Inc.

10.4	Amendment to Performance-Based Deferred Share Award Grant Notice, dated as of February 21, 2007, by and among Thomas J. Hutchison, III and CNL Hotels & Resorts, Inc.

10.5	Amendment to Performance-Based Deferred Share Award Grant Notice, dated as of February 21, 2007, by and among John A. Griswold and CNL Hotels & Resorts, Inc.

10.6	Amendment to Performance-Based Deferred Share Award Grant Notice, dated as of February 21, 2007, by and among C. Brian Strickland and CNL Hotels & Resorts, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNL HOTELS & RESORTS, INC.
Date: February 26, 2007	By:	/s/ Greerson G. McMullen
Greerson G. McMullen
Executive Vice President, Chief General Counsel

Exhibit Index

Exhibit No.	Description of Exhibit

2.1	Amendment No. 1 to the Agreement and Plan of Merger, dated as of February 21, 2007, by and among CNL Hotels & Resorts, Inc., MS Resort Holding LLC, MS Resort Acquisition LLC, MS Resort Purchaser LLC and Ashford Sapphire Acquisition LLC

10.1	Amendment to Employment Agreement, dated as of February 21, 2007, by and among Thomas J. Hutchison, III and CNL Hotels & Resorts, Inc.

10.2	Amendment to Employment Agreement, dated as of February 21, 2007, by and among John A. Griswold and CNL Hotels & Resorts, Inc.

10.3	Amendment to Employment Agreement, dated as of February 21, 2007, by and among C. Brian Strickland and CNL Hotels & Resorts, Inc.

10.4	Amendment to Performance-Based Deferred Share Award Grant Notice, dated as of February 21, 2007, by and among Thomas J. Hutchison, III and CNL Hotels & Resorts, Inc.

10.5	Amendment to Performance-Based Deferred Share Award Grant Notice, dated as of February 21, 2007, by and among John A. Griswold and CNL Hotels & Resorts, Inc.

10.6	Amendment to Performance-Based Deferred Share Award Grant Notice, dated as of February 21, 2007, by and among C. Brian Strickland and CNL Hotels & Resorts, Inc.

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